TOUCHSTONE INSTITUTIONAL FUNDS TRUST

               TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND
               TOUCHSTONE JSAM INSTITUTIONAL LARGE CAP VALUE FUND
                    TOUCHSTONE JSAM INSTITUTIONAL VALUE FUND
                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2008
                             AMENDED JULY 30, 2008

This Statement of Additional Information ("SAI") is not a prospectus and relates to the Sands Capital Institutional Growth, JSAM Institutional Large Cap Value, JSAM Institutional Value and Mazama Institutional Growth Funds (the "Funds"). It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Funds' Prospectus dated May 1, 2008. The Funds are series of Touchstone Institutional Funds Trust (the "Trust"). The Funds' financial statements (excluding the Mazama Institutional Growth Fund which commenced operation in January 2008) are contained in the Trust's Annual Report and Semiannual Report, which are incorporated by reference into this SAI. The Trust's Prospectuses or the Trust's most recent Annual or Semiannual Report may be obtained by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at
1.800.543.0407 or by visiting their website at www.touchstoneinvestments.com.

                       STATEMENT OF ADDITIONAL INFORMATION

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS

                                                                            PAGE


The Trust ...................................................................

Description of Non-Principal Investments and Risk Factors ...................

Investment Limitations ......................................................

Trustees and Officers of the Trust ..........................................

The Investment Advisor and Sub-Advisors .....................................

Portfolio Managers ..........................................................

Other Service Providers .....................................................

Purchase and Redemption of Shares ...........................................

Determination of Net Asset Value ............................................

Taxes .......................................................................

Securities Transactions .....................................................

Portfolio Holdings ..........................................................

Voting ......................................................................

Description of Shares .......................................................

Code of Ethics ..............................................................

Proxy Voting ................................................................

Control Persons and Principal Shareholders ..................................

Financial Statements ........................................................

Appendix A - Proxy Voting Policies and Procedures ...........................

THE TRUST

The Trust is an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated May 30, 2002 (the "Declaration of Trust") and offers shares of diversified and non-diversified Funds. The Trust was formerly named Westlakes Institutional Portfolios and changed its name in September, 2004 to Constellation Institutional Portfolios ("CIP"). The Trust was renamed Touchstone Institutional Funds Trust in September, 2007. The Trust currently offers four Funds: the Sands Capital Institutional Growth Fund (formerly CIP Sands Capital Institutional Growth Portfolio), the JSAM Institutional Large Cap Value Fund (formerly CIP JSAM Large Cap Value Portfolio), the JSAM Institutional Value Fund (formerly CIP JSAM Value Portfolio) and the Mazama Institutional Growth Fund. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") serves as the advisor for each Fund. Sands Capital Management, LLC ("Sands Capital") serves as the sub-advisor to the Sands Capital Institutional Growth Fund. JS Asset Management, LLC ("JSAM") serves as the sub-advisor to the JSAM Institutional Large Cap Value Fund and JSAM Institutional Value Fund. Mazama Capital Management, Inc. ("Mazama") serves as the sub-advisor to the Mazama Institutional Growth Fund. Sands Capital, JSAM and Mazama are each a "Sub-Advisor," and together are "Sub-Advisors." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Each Fund may also invest in the investments listed below or engage in the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). Each Fund may invest in ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BORROWING. Each Fund may borrow money equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. A Fund may borrow more than 5% of its total assets from a bank, provided that if borrowings exceed 5%, the Fund maintains assets totaling at least 300% of the amount borrowed when the amount borrowed is added to the Fund's other assets. This means that a Fund may borrow up to one-half (50%) the value of its total assets, including the amount borrowed. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in a Fund's return. The Funds may be required to liquidate their securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.

INVESTMENT COMPANY SHARES. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.


Touchstone Advisors has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits each Fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund may invest up to 25% of its assets in affiliated money market funds, subject to that Fund's investment limitations and certain other conditions pursuant to the exemptive order.

INITIAL PUBLIC OFFERINGS ("IPOS"). Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

MICRO-CAP COMPANY RISK. The Funds may invest in companies with market capitalizations that fall at the lower extreme of the market capitalization range (micro-capitalization companies). These micro-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The stocks of micro-cap companies are less stable in price and less liquid than the stocks of larger, more established companies.

MONEY MARKET INSTRUMENTS. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

PORTFOLIO TURNOVER. An annual portfolio turnover rate in excess of 100% may result from a Sub-Advisor's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

PRIVATELY-PLACED SECURITIES. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund. Repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Trust's custodian (or its agent) must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RIGHTS. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

SECURITIES LENDING. In order to generate supplemental income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. Government or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

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INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of industries.

2.    Issue senior securities.

3. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its fund securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending fund securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that each Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

Except as otherwise indicated, the Funds' investment policies and restrictions, including those described in "Description of Non-Principal Investments and Risk Factors" are not fundamental and may be changed without a vote of shareholders.

Except for the limitation on borrowings and illiquid securities, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

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NONFUNDAMENTAL POLICIES

The following investment limitations are nonfundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the Fund's fundamental limitation on borrowing, as described above.

2.    Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box."

4. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

5.    Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.


80% NONFUNDAMENTAL POLICY (JSAM INSTITUTIONAL LARGE CAP VALUE FUND, SANDS CAPITAL INSTITUTIONAL GROWTH FUND AND MAZAMA INSTITUTIONAL GROWTH FUND). The JSAM Institutional Large Cap Value Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. and foreign companies with large market capitalizations believed to have below-average valuations in light of their improving business fundamentals. The Sands Capital Institutional Growth Fund has adopted a nonfundamental policy whereby it will invest at least 80% of its assets in common stocks of U.S. companies with above-average potential for revenue and earnings growth. The Mazama Institutional Growth Fund has adopted a nonfundamental policy whereby it will invest primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index and that the Fund's Sub-Advisor believes possess superior growth characteristics. These policies may be changed by the Board of Trustees without shareholder approval.


Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to the shareholder.

Each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives during unusual economic or market conditions, or for temporary defensive or liquidity purposes.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

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INTERESTED
TRUSTEES(1):
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         NAME              POSITION       TERM OF          PRINCIPAL OCCUPATION(S) DURING            NUMBER            OTHER
        ADDRESS              HELD         OFFICE                    PAST 5 YEARS                    OF FUNDS       DIRECTORSHIPS
     YEAR OF BIRTH           WITH           AND                                                     OVERSEEN          HELD(4)
                            TRUST        LENGTH OF                                                   IN THE
                                           TIME                                                    TOUCHSTONE
                                         SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee and   Until          Senior Vice President of The Western and         42        Director of
Touchstone               President     retirement     Southern Life Insurance Company.                           LaRosa's (a
Advisors, Inc                          at age 75 or   President, CEO and a director of IFS                       restaurant
303 Broadway                           until she      Financial Services, Inc. (a holding                        chain).
Cincinnati, OH                         resigns or     company).  She is a director of Capital
Year of Birth:  1955                   is removed     Analysts Incorporated (an investment
                                                      advisor and broker-dealer), IFS Fund
                                       Trustee        Distributors, Inc. (a broker-dealer),
                                       since 2006     Touchstone Advisors, Inc. (the Trust's
                                                      investment advisor and administrator),
                                                      W&S Financial Group Distributors, Inc.
                                                      (an annuity distributor) and Touchstone
                                                      Securities, Inc. (the Trust's
                                                      distributor).  She is also President and
                                                      a director of IFS Systems, Inc.  She is
                                                      Senior Vice President and a director of
                                                      W&S Brokerage Services, Inc. (a
                                                      broker-dealer). She is President and
                                                      Chief Executive Officer of Integrity
                                                      Life Insurance Company and National
                                                      Integrity Life Insurance Company.  She
                                                      is President of Touchstone Tax-Free
                                                      Trust, Touchstone Investment Trust,
                                                      Touchstone Variable Series Trust,
                                                      Touchstone Strategic Trust, Touchstone
                                                      Funds Group Trust and Touchstone
                                                      Institutional Funds Trust.  She was
                                                      President of Touchstone Advisors, Inc.,
                                                      and Touchstone Securities, Inc. until
                                                      2004.
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John F. Barrett          Trustee       Until          Chairman of the Board, President and                 42    Director of The
The Western and                        retirement     Chief Executive Officer of The Western                     Andersons (an
Southern Life Insurance                at age 75 or   and Southern Life Insurance Company,                       agribusiness and
Company                                until he       Western-Southern Life Assurance Company                    retailing
400 Broadway                           resigns or     and Western & Southern Financial Group,                    company);
Cincinnati, OH                         is removed     Inc.; Director and Chairman of Columbus                    Convergys
Year of Birth:  1949                                  Life Insurance Company; Fort Washington                    Corporation (a
                                       Trustee        Investment Advisors, Inc., Integrity                       provider of
                                       since 2007     Life Insurance Company. National                           business support
                                                      Integrity Life Insurance Company and                       systems and
                                                      Lafayette Life Insurance Company;                          customer care
                                                      Director of Eagle Realty Group, Inc.,                      operations) and
                                                      Eagle Realty Investments, Inc., IIS                        Fifth Third
                                                      Broadway Corp and Todd Investment                          Bancorp.
                                                      Advisors, Inc.; Director, Chairman and
                                                      CEO of WestAd, Inc.; President and
                                                      Trustee of Western & Southern Financial
                                                      Fund, Inc.
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

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
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INDEPENDENT
TRUSTEES:
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         NAME              POSITION       TERM OF          PRINCIPAL OCCUPATION(S) DURING            NUMBER            OTHER
        ADDRESS              HELD         OFFICE                    PAST 5 YEARS                    OF FUNDS       DIRECTORSHIPS
     YEAR OF BIRTH           WITH           AND                                                     OVERSEEN          HELD(4)
                            TRUST        LENGTH OF                                                   IN THE
                                           TIME                                                    TOUCHSTONE
                                         SERVED(2)                                                    FUND
                                                                                                   COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox            Trustee      Until          President and Chief Executive Officer of         42        Director of Duke
105 East Fourth Street                 retirement     Cox Financial Corp. (a financial                           Energy (a
Cincinnati, OH                         at age 75 or   services company).                                         utility
Year of Birth:  1947                   until he                                                                  company).
                                       resigns or
                                       is removed

                                       Trustee
                                       since 2006
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H. Jerome Lerner          Trustee      Until          Principal of HJL Enterprises (a                  42        None
c/o Touchstone                         retirement     privately held investment company).
Advisors, Inc.                         at age 75 or
303 Broadway                           until he
Cincinnati, OH                         resigns or
Year of Birth:  1938                   is removed

                                       Trustee
                                       since 2007
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Donald C. Siekmann        Trustee      Until          Executive for Duro Bag Manufacturing Co.         42        None
c/o Touchstone                         retirement     (a bag manufacturer);  President of Shor
Advisors, Inc.                         at age 75 or   Foundation for Epilepsy Research (a
303 Broadway                           until he       charitable foundation);  Trustee of
Cincinnati, OH                         resigns or     Riverfront Funds (mutual funds) from
Year of Birth:  1938                   is removed     1999 - 2004.

                                       Trustee
                                       since 2006
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Robert E. Stautberg       Trustee      Until          Retired Partner of KPMG LLP (a certified         42        Trustee of
c/o Touchstone                         retirement     public accounting firm).  He is Vice                       Tri-Health
Advisors, Inc.                         at age 75 or   President of St. Xavier High School.                       Physician
303 Broadway                           until he                                                                  Enterprise
Cincinnati, OH                         resigns or                                                                Corporation.
Year of Birth:  1934                   is removed

                                       Trustee
                                       since 2006
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John P. Zanotti           Trustee      Until          CEO, Chairman and Director of Avaton,            42        Director of QMed
c/o Touchstone                         retirement     Inc. (a wireless entertainment company)                    (a health care
Advisors, Inc.                         at age 75 or   until 2006.  President of Cincinnati                       management
303 Broadway                           until he       Biomedical (a life science and economic                    company).
Cincinnati, OH                         resigns or     development company).
Year of Birth:  1948                   is removed

                                       Trustee
                                       since 2007
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


(1) Ms. McGruder, as a director of the Advisor and the Trust's distributor and an officer of affiliates of the Advisor and the Trust's distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Trust's distributor, and an officer of other affiliates of the Advisor and the Trust's distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.


(3) The Touchstone Fund Complex consists of 4 series of the Trust, 5 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 11 variable annuity series of Touchstone Variable Series Trust.


(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

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PRINCIPAL
OFFICERS:
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               NAME                   POSITION           TERM OF OFFICE                  PRINCIPAL OCCUPATION(S) DURING
              ADDRESS                HELD WITH            AND LENGTH OF                           PAST 5 YEARS
           YEAR OF BIRTH              TRUST(1)             TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                  President  and      Until resignation,      See biography above.
Touchstone                        Trustee             removal or
Advisors, Inc.                                        disqualification
303 Broadway
Cincinnati, OH                                        President since
Year of Birth:  1955                                  2004; President from
                                                      2000-2002
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Brian E. Hirsch                   Vice President      Until resignation,      Senior Vice President-Compliance of IFS Financial
Touchstone                        and Chief           removal or              Services, Inc., Director of Compliance of W&S
Advisors, Inc.                    Compliance Officer  disqualification        Brokerage Services, Inc.
303 Broadway
Cincinnati, OH                                        Vice President since
Year of Birth:  1956                                  2003
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James H. Grifo                    Vice                Until resignation,      President of Touchstone Securities, Inc. and
Touchstone                        President           removal or              Touchstone Advisors, Inc.
Securities, Inc.                                      disqualification
303 Broadway
Cincinnati, OH                                        Vice President since
Year of Birth:  1951                                  2004
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent                   Vice President      Until resignation,      Senior Vice President of Touchstone Advisors, Inc.;
Touchstone                                            removal or              Marketing Director of Promontory Interfinancial
Advisors, Inc.                                        disqualification        Network from 2002-2003.
303 Broadway
Cincinnati, OH                                        Vice President since
Year of Birth:  1963                                  2004
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Gregory A. Harris                 Vice President      Until resignation,      Vice President-Fund Administration of Touchstone
Touchstone                                            removal or              Investments; Managing Director, Fund Project
Advisors, Inc.                                        disqualification        Services, Inc. 1998 - 2007.
303 Broadway
Cincinnati, OH                                        Vice President since
Year of Birth: 1968                                   2007
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft              Controller and      Until resignation,      Senior Vice President, Chief Financial Officer and
Touchstone                        Treasurer           removal or              Treasurer of IFS Fund Distributors, Inc.; Senior
Advisors, Inc.                                        disqualification        Vice President and Chief Financial Officer of W & S
303 Broadway                                                                  Brokerage Services, Inc.; Chief Financial Officer
Cincinnati, OH                                        Controller since 2000   of IFS Financial Services, Inc., Touchstone
Year of Birth:  1962                                                          Advisors, Inc. and Touchstone Securities, Inc.;
                                                      Treasurer since 2003    Senior Vice President and Chief Financial Officer
                                                                              of Fort Washington Investment Advisors, Inc.
                                                                              Vice-President and Treasurer of IIS Broadway Corp.
                                                                              She served as Senior Vice President, Chief
                                                                              Financial Officer and Treasurer of Integrated
                                                                              Investment Services, Inc. up to April 2007.
-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                     Secretary           Until resignation,      Assistant Vice President and Senior Counsel at
JPMorgan                                              removal or              JPMorgan Chase Bank, N.A.
303 Broadway                                          disqualification
Cincinnati, OH
Year of Birth:  1970                                  Secretary since
                                                      2006. Assistant
                                                      Secretary from 2002
                                                      - 2006
-----------------------------------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

MANAGEMENT OF THE FUNDS


TRUSTEES' OWNERSHIP IN THE FUNDS. The following table reflects the Trustees' beneficial ownership in the Trust* (excluding the Mazama Institutional Growth
Fund) and the Touchstone Fund Complex as of December 31, 2007.

-----------------------------------------------------------------------------------------------
                                              Dollar Range               Aggregate Dollar
                                              of Securities             Range of Securities
                                          in JSAM Institutional          in the Touchstone
                                          Large Cap Value Fund            Fund Complex(1)
-----------------------------------------------------------------------------------------------
Jill T. McGruder                                  None                     Over $100,000
John F. Barrett                                   None                     Over $100,000
Phillip R. Cox                                    None                   $10,001 - $50,000
H. Jerome Lerner                           $50,001 - $100,000              Over $100,000
Donald C. Siekmann                                None                     Over $100,000
Robert E. Stautberg                               None                     Over $100,000
John P. Zanotti                                   None                  $50,001 - $100,000
-----------------------------------------------------------------------------------------------

*No Trustee beneficially owned either of the Sands Capital Institutional Growth Fund or the JSAM Institutional Value Fund


(1) The Touchstone Fund Complex consists of 4 series of the Trust, 5 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 11 variable annuity series of Touchstone Variable Series Trust.


COMPENSATION TO TRUSTEES. The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2007. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Barrett, Lerner and Zanotti who began serving on the Board on February 5, 2007.

-----------------------------------------------------------------------------------------------------------------------------------
                                        AGGREGATE               PENSION OR           ESTIMATED            TOTAL COMPENSATION
                                  COMPENSATION FROM THE         RETIREMENT        ANNUAL BENEFITS         FROM THE TOUCHSTONE
                                  TRUST FOR THE FISCAL       BENEFITS ACCRUED           UPON                FUND COMPLEX(2)
                                   YEAR ENDED DECEMBER       AS PART OF TRUST        RETIREMENT        FOR THE FISCAL YEAR ENDED
NAME                                    31, 2007                 EXPENSES                                  DECEMBER 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder               $  -                         $  -                 $  -                $  -
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox(1)              $11,167                      $  -                 $  -                $67,000
-----------------------------------------------------------------------------------------------------------------------------------
Donald Siekmann(1)             $10,500                      $  -                 $  -                $63,000
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg(1)         $11,833                      $  -                 $  -                $71,000
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett                $ -                          $  -                 $  -                $ -
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner               $11,930                      $  -                 $  -                $71,580
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                $7,510                       $  -                 $  -                $45,060
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Member of the Audit Committee.


(2) The Touchstone Fund Complex consists of 4 series of the Trust, 5 series of Touchstone Investment Trust, 11 series of Touchstone Funds Group Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 11 variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. During the fiscal year ended December 31, 2007, the Governance Committee held four meetings.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

THE INVESTMENT ADVISOR

Touchstone Advisors, Inc. serves as the Funds' investment advisor under the terms of a management agreement (the "Management Agreement"). Under the Management Agreement, Touchstone Advisors continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. Under the Management Agreement, Touchstone Advisors also provides administrative services to the Trust, and may hire other service providers, including its affiliates, to perform administrative services. Touchstone Advisors is responsible for compensating any third party engaged by Touchstone Advisors to provide services under its supervision, including the Sub-Advisors, sub-administrators and transfer and dividend disbursing agent. Touchstone Advisors is also responsible for payment of fees of the Independent Trustees, custodian, independent public accountant, legal counsel (excluding costs in connection with certain litigation or administrative actions), bookkeeper, accounting agent and all other clerical and administrative functions. The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, costs of qualifying shares for sale in any jurisdiction, brokerage or other transaction costs, or certain extraordinary expenses.

Prior to March 1, 2006, the Trust's investment advisor was Constellation Investment Management Company, LP ("CIMCO").

Pursuant to the Management Agreement, each Fund pays Touchstone Advisors a unified fee for providing management and administrative services, payable monthly equal to the following percentage of such Fund's average daily net assets on an annual basis:

      Sands Capital Institutional Growth Fund            0.78%
      JSAM Institutional Large Cap Value Fund            0.70%
      JSAM Institutional Value Fund                      0.80%
      Mazama Institutional Growth Fund                   0.95%

During the periods indicated below, the Funds paid the following unified management fees:*


UNIFIED MANAGEMENT FEES PAID                               FISCAL PERIOD        FISCAL YEAR       FISCAL YEAR
                                                             ENDED 2005          ENDED 2006        ENDED 2007
Sands Capital Institutional Growth Fund                    $1,584,989(1)         $7,871,160       $10,412,595
JSAM Institutional Large Cap Value Fund                      $41,281(2)           $129,176          $152,472
JSAM Institutional Value Fund                                $23,764(3)           $65,975           $198,551

*The unifed advisory fees for the Mazama Institutional Growth Fund are not included because the Fund had not commenced operations prior to December 31, 2007

(1) Fees paid from January 21, 2005 (Fund inception date) through December 31, 2005.

(2) Fees paid from June 20, 2005 (Fund inception date) through December 31,
2005.

(3) Fees paid from June 17, 2005 (Fund inception date) through December 31,
2005.


The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Management Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Fund, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder and Mr. Barrett may be deemed to be an affiliate of the Advisor. Ms. McGruder is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett is President and Chairman of the Advisor's parent companies and an officer of other affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the management fees paid to the Advisor.

THE SUB-ADVISORS


SANDS CAPITAL MANAGEMENT, LLC. Sands Capital, located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, is a professional investment management firm, and is registered with the SEC as an investment advisor. Sands Capital serves as the sub-advisor to the Sands Capital Institutional Growth Fund under a written sub-advisory agreement. Sands Capital makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2008, Sands Capital had approximately $16.9 billion in assets under management. Sands Capital's majority ownership and voting control reside with Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and the Sands Family Trust, LLC.


For its services as Sub-Advisor to the Sands Capital Institutional Growth Fund, Sands Capital receives a sub-advisory fee from Touchstone Advisors at an annualized rate of 0.45% of the monthly average net value of the Fund's assets.


JS ASSET MANAGEMENT, LLC. JSAM, located at One Tower Bridge, 100 Front Street, West Conshohocken, PA 19428, is a professional investment management firm, and is registered with the SEC as an investment advisor. JSAM serves as the sub-advisor to the JSAM Institutional Large Cap Value and JSAM Institutional Value Funds under a written sub-advisory agreement. JSAM makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines. As of March 31, 2008, JSAM had approximately $360 million in assets under management. JSAM is controlled by John Schneider.


For its services as Sub-Advisor to the Funds, JSAM receives a sub-advisory fee from Touchstone Advisors at an annualized rate, based on the monthly average net value of each Fund, as follows:

    JSAM Institutional Large Cap Value Fund   0.40% on assets up to $250 million
                                              0.35% on assets above $250 million
    JSAM Institutional Value Fund             0.50% on assets up to $250 million
                                              0.45% on assets above $250 million


MAZAMA CAPITAL MANAGEMENT, INC. Mazama, located at One Southwest Columbia Street, Suite 1500, Portland, OR 97258, is a professional investment management firm, and is registered with the SEC as an investment advisor. Mazama serves as the sub-advisor to the Mazama Institutional Growth Fund under a written sub-advisory agreement. Mazama makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of March 31, 2008, Mazama had approximately $5.1 billion in assets under management. Mazama is controlled by Ronald A. Sauer.

For its services as Sub-Advisor to the Mazama Institutional Growth Fund, Mazama receives a sub-advisory fee from Touchstone Advisors at an annualized rate of 0.50% of the monthly average net value of the Fund's assets.

Each sub-advisory agreement provides that the Sub-Advisor shall indemnify the Advisor from and against any claims, losses, liabilities or damages in connection with the Sub-Advisor's performance of its duties, but the Sub-Advisor shall not be obligated for any claim, loss, liability or damage by the Advisor caused by the Advisor's willful misfeasance, bad faith, negligence or reckless disregard of its duties.

Each sub-advisory agreement will remain in force for an initial two-year period and from year-to-year thereafter, as long as its continuance is approved annually in conformance with the 1940 Act. Each sub-advisory agreement may be terminated by the Fund at any time, without the payment of any penalty, by a vote of a majority of the Board of Trustees or by the Fund. Each sub-advisory agreement may be terminated without the payment of any penalty, by the Advisor on not less than 30 days' written notice, or by the Sub-Advisor on not less than 90 days' written notice. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, or the termination of the Management Agreement with the Trust.


The Advisor paid to each Sub-Advisor the following amounts for each Fund during the periods indicated below:*

SUB-ADVISORY FEES PAID                                                                        FISCAL YEAR
                                                                              2006(1)          ENDED 2007
Sands Capital Institutional Growth Fund - Sands Capital                     $4,029,805         $6,008,795
JSAM Institutional Large Cap Value Fund - JSAM                                $63,796           $87,082
JSAM Institutional Value Fund - JSAM                                          $34,768           $123,875

*The sub-advisory fees for the Mazama Institutional Growth Fund are not included because the Fund had not commenced operations prior to December 31, 2007.


(1) Fees paid from March 1, 2006 through December 31, 2006.

PORTFOLIO MANAGERS


The following charts list the Funds' portfolio manager(s), the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in their managed Fund(s) and their ownership of the Fund as of December 31, 2007. Listed below the charts are (i) a description of accounts managed where the advisory fee is based on the performance of the account, (ii) a description of the portfolio manager's compensation structure as of December 31, 2007, (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of a Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager.

SANDS CAPITAL INSTITUTIONAL GROWTH FUND - SANDS CAPITAL MANAGEMENT, LLC


                                              OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                                              NUMBER         TOTAL                  BENEFICIAL
                                     TYPE OF ACCOUNT           OF             ASSETS IN              OWNERSHIP
                                                               ACCOUNTS       ACCOUNTS               IN FUND
----------------------------------------------------------------------------------------------------------------------
Frank M. Sands Sr.           Registered Investment                5           $ 1,726 mil           $100,001 to
CFA                          Companies                                                                $500,000
----------------------------------------------------------------------------------------------------------------------
                             Other Pooled Investment
                             Vehicles                             9            $ 968 mil
----------------------------------------------------------------------------------------------------------------------
                             Other Accounts                    1,051*        $ 16,522 mil
----------------------------------------------------------------------------------------------------------------------
Frank M. Sands Jr.           Registered Investment                                                   $50,001 to
CFA                          Companies                            5           $ 1,726 mil             $100,000
----------------------------------------------------------------------------------------------------------------------
                             Other Pooled Investment
                             Vehicles                             9            $ 968 mil
----------------------------------------------------------------------------------------------------------------------
                             Other Accounts                    1,051*        $ 16,522 mil
----------------------------------------------------------------------------------------------------------------------
David E. Levanson            Registered Investment                                                   $50,001 to
CFA                          Companies                            5           $ 1,726 mil             $100,000
----------------------------------------------------------------------------------------------------------------------
                             Other Pooled Investment
                             Vehicles                             9            $ 968 mil
----------------------------------------------------------------------------------------------------------------------
                             Other Accounts                    1,051*         $16,522 mil
----------------------------------------------------------------------------------------------------------------------

*This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the 4 wrap programs is 3,034 as of 12/31/07.

The Investment Team at Sands Capital is comprised of 8 research analysts working with the CIO, Frank M. Sands Sr. CFA and the Director of Research, Frank M. Sands Jr., CFA. Using proprietary and fundamental research to support their bottoms-up approach, the team creates a model portfolio to which all client portfolios are managed. Each member of the team is primarily a research analyst and secondarily, part of a Portfolio Management Team with specific accounts for which they have oversight and are responsible for insuring the portfolio stays identical to the model. A. Michael Sramek, CFA, Sr. Research Analyst and Sr. Portfolio Manager, is responsible for the day-to-day management of the Fund's portfolio in Mr. Levanson's absence.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. The Sands Capital investment management team manages one account of a registered investment company and seven accounts of other accounts where the advisory fee is based partly on the performance of the account. The total assets in these accounts are $1,956 million as of December 31, 2007.

COMPENSATION STRUCTURE. Compensation for all employees at Sands Capital is a top priority for management. The goals are to align the firm and the employee's interest with those of the clients and to strive to attract and keep employees that help the firm deliver on the firm's basic mission. All employees benefit from (1) a salary competitive in the industry, (2) an annual qualitative bonus based on subjective review of the employees overall contribution, and (3) a standard profit sharing plan and 401(k) plan. Additional incentives for investment professionals and other key employees come through their participation in (4) equity participation. The investment professionals also participate in (5) an investment results bonus.

CONFLICTS OF INTEREST. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in their business. For example, conflicts of interest could result from portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. The policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and the use of brokerage commissions.

Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.


JSAM INSTITUTIONAL LARGE CAP VALUE FUND AND JSAM INSTITUTIONAL VALUE FUND - JS ASSET MANAGEMENT, LLC


-------------------------------------------------------------------------------------------------------------------------------
      PORTFOLIO                                      NUMBER OF             TOTAL            BENEFICIAL          BENEFICIAL
       MANAGER                TYPE OF ACCOUNT        ACCOUNTS            ASSETS IN          OWNERSHIP            OWNERSHIP
                                                                         ACCOUNTS            IN JSAM              IN JSAM
                                                                                          INSTITUTIONAL        INSTITUTIONAL
                                                                                            LARGE CAP           VALUE FUND
                                                                                            VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
John Schneider          Registered Investment                                                     Over                 Over
                        Companies                             3           $ 218.5 mil          $1,000,000           $1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
                        Other Pooled
                        Investment Vehicles                   2            $ 26.0 mil
-----------------------------------------------------------------------------------------------------------------------------------
                        Other Accounts                        5            $ 38.9 mil
-----------------------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Schneider manages one account of other pooled investment vehicles and one account of other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $8.8 million as of December 31, 2007.


COMPENSATION STRUCTURE. Mr. Schneider receives a fixed cash salary and an annual variable qualitative cash bonus. The bonus is based on JSAM's profitability, Mr. Schneider's performance and product performance is calculated as a fixed percentage of his base salary. The bonus payment is not derived from or based specifically on the performance or profitability of any one account (including the Funds). Mr. Schneider's compensation is not linked to any specific factors, such as the performance of the Funds or asset levels, although JSAM may consider these factors, among others, when considering the amount of any bonus. Mr. Schneider also owns equity in JSAM and will receive cash distributions (as declared and distributed) in accordance with his ownership interest in JSAM.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when Mr. Schneider has management responsibilities to more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad band of accounts. While Mr. Schneider manages two accounts that are entitled to receive a performance-based adjustment, JSAM does not believe that such adjustment presents a significant incentive for JSAM to unfairly favor such accounts because JSAM has a policy to manage each account based on its investment objectives and related restriction. JSAM has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a pro rata basis.

MAZAMA INSTITUTIONAL GROWTH FUND - MAZAMA CAPITAL MANAGEMENT, INC.


-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                                                     NUMBER           TOTAL                     BENEFICIAL
                                          TYPE OF ACCOUNT             OF               ASSETS IN                 OWNERSHIP
                                                                      ACCOUNTS         ACCOUNTS                  IN FUND*
-----------------------------------------------------------------------------------------------------------------------------------
Ronald Sauer                    Registered Investment                                                                   N/A
                                Companies                                   11                $1.352 bil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Pooled Investment
                                Vehicles                                     1                 $4.9 mil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Accounts                              76                $5.317 bil
-----------------------------------------------------------------------------------------------------------------------------------
Gretchen Novak                  Registered Investment                                                                   N/A
                                Companies                                   11                $1.352 bil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Pooled Investment
                                Vehicles                                     1                 $4.9 mil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Accounts                              76                $5.317 bil
-----------------------------------------------------------------------------------------------------------------------------------
Joel Rubenstein                 Registered Investment                                                                   N/A
                                Companies                                   11                $1.352 bil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Pooled Investment
                                Vehicles                                     1                 $4.9 mil
-----------------------------------------------------------------------------------------------------------------------------------
                                Other Accounts                              76                $5.317 bil
-----------------------------------------------------------------------------------------------------------------------------------


*There is no fund ownership information available for the Fund since the Fund had not commenced operations prior to January 30, 2008.


ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Each Portfolio Manager manages two accounts of other accounts where the advisory fee is based on the performance of the account. The total assets in these accounts are $171.81 million as of December 31, 2007.


COMPENSATION STRUCTURE. Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20%-30% of cash compensation and a performance based incentive representing 70%-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e., Russell Midcap Growth Index).

Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

CONFLICTS OF INTEREST. As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

An apparent or actual conflict may arise if a member of the Investment Team identifies a limited investment opportunity that may be suitable for one or more accounts including the Fund. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OTHER SERVICE PROVIDERS

SUB-ADMINISTRATIVE AGENT. JPMorgan Chase Bank, N.A. ("JPMorgan") 303 Broadway, Suite 900, Cincinnati, Ohio 45202, provides sub-administration and accounting services to the Trust. For providing these services, Touchstone Advisors pays JPMorgan an annual fee of 0.05% of each Fund's first $2.5 billion of average net assets; 0.04% of the next $2.5 billion of average net assets; 0.035% of the next $2.5 billion of average net assets; 0.03% of the next $2.5 billion of average net assets; and 0.025% of average net assets in excess of $10 billion, subject to a minimum monthly fee.


The Advisor paid to JPMorgan the following sub-administrative fees for each Fund during the periods indicated below:*

SUB-ADMINISTRATIVE FEES PAID                         2006(1)         FISCAL YEAR
                                                                      ENDED 2007
Sands Capital Institutional Growth Fund             $179,102           $393,246
JSAM Institutional Large Cap Value Fund              $3,190            $12,070
JSAM Institutional Value Fund                        $1,391            $14,003

*The sub-administrative fees for the Mazama Institutional Growth Fund are not included because the Fund had not commenced operations prior to December 31, 2007.

(1) Fees paid from March 1, 2006 through December 31, 2006.


TRANSFER AGENT. Effective September 17, 2007 the Trust's transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealer and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distribution communications to shareholders.

DISTRIBUTOR. Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is the principal underwriter of the Trust. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is not obligated to distribute a particular number of shares of the Funds and receives no compensation for serving as principal underwriter. Prior to March 1, 2006, Constellation Investment Distribution Company, Inc. was the Trust's distributor. Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.

CUSTODIAN. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust. Its address is 312 Walnut Street, Cincinnati, Ohio 45202.

LEGAL COUNSEL. Morgan, Lewis & Bockius LLP, acts as legal counsel to the Trust. Its principal business address is 1701 Market Street, Philadelphia, Pennsylvania 19103.

DESCRIPTIONS OF SHARES

The Trust authorizes the issuance of unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to pro rata shares in the net assets of that Fund. Shareholders have no preemptive rights.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange ("NYSE") is open for business. Currently, the days when the Funds are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, as of the close of the NYSE, typically 4:00 p.m. eastern time except when the Funds are not open for business, and on days when the NYSE is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Advisor, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor. The Advisor or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. If market prices are unavailable or believed to be unreliable, the Advisor will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Debt securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code 1986, as amended (the "Code"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, net income derived from an interest in qualified publicly traded partnerships, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund controls such issuers or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor or a Sub-Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income (excluding net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). To the extent designated as such, all or a portion of these distributions may be treated as qualified dividend income eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. In order for the dividends received by a shareholder of a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of ordinary dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund's shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. At December 31, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

CAPITAL LOSS CARRYFORWARDS
                                                AMOUNT          EXPIRATION DATE
JSAM Institutional Value Fund                 $3,875,886       December 31, 2015


Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends paid by the Funds will be eligible for the dividends-received deduction allowed to corporate shareholders to the extent they are derived from dividends from domestic corporations, subject to certain limitations; however, dividends received by a corporate shareholder, which qualify for the dividends-received deduction, may not be subject to the alternative minimum tax.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend for this purpose if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in a corporate shareholder's alternative minimum taxable income calculation.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate tax rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations). The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

STATE TAXES

Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

SECURITIES TRANSACTIONS

Each Sub-Advisor selects brokers and dealers to effect securities transactions for the Funds. Each Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While each Sub-Advisor generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Each Sub-Advisor seeks to select brokers or dealers that offer a Fund the best price and execution or other services that benefit the Funds.


The Funds paid the following brokerage commissions during the fiscal periods indicated below:*

BROKERAGE COMMISSIONS PAID
                                                       2006            2007
Sands Capital Institutional Growth Fund              $627,828        $469,762
JSAM Institutional Large Cap Value Fund               $73,617        $52,792
JSAM Institutional Value Fund                         $46,402        $204,443

*The brokerage commissions for the Mazama Institutional Growth Fund are not included because the Fund had not commenced operations prior to December 31, 2007.

Each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by a Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Sub-Advisor under the sub-advisory agreement. If, in the judgment of a Sub-Advisor, a Fund or other accounts managed by the Sub-Advisor will be benefited by supplemental research services, the Sub-Advisor is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining fund strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. The expenses of a Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a fund or account generating the brokerage, and there can be no guarantee that the Sub-Advisor will find all of such services of value in advising that Fund. During the fiscal year ended December 31, 2007, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                                 BROKERAGE        BROKERAGE
                                                TRANSACTIONS     COMMISSIONS
Sands Capital Institutional Growth Fund         $567,771,050       $269,577
JSAM Institutional Large Cap Value Fund          $9,815,653        $17,854
JSAM Institutional Value Fund                   $19,489,179        $43,425

No Sub-Advisor may directly or indirectly compensate a broker for promoting Fund shares with Fund transactions.

The total amount of securities of regular Broker/Dealers held by the Funds listed below for the fiscal year ended December 31, 2007 were as follows:

                                                                     VALUE AS OF
FUND                                            BROKER/DEALER          12-31-07
JSAM Institutional Large Cap Value Fund   Citigroup Global Markets     $640,320
JSAM Institutional Value Fund             Citigroup Global Markets    $1,086,336


PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Institutional Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Institutional Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Institutional Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each share held entitles the shareholder of record to one vote for each whole share owned, and a proportional fractional vote for each fractional share owned. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of Funds. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisors. Generally, the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.

The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX. Form N-PX for each Fund is available upon request by calling 1.800.543.0407 or by writing to the Trust at Touchstone Institutional Funds Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 3, 2008, the following entities owned of record 5% or more of the outstanding voting securities of the Funds. No person or entity owned beneficially more than 5% of the outstanding securities of the Funds.

-----------------------------------------------------------------------------------------------------------------------------------
                Fund                                    Name and Address                        Record        Percent of Shares
                                                                                                Owner
-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     Charles Schwab & Co. Inc.                                  X                 16.27%
Fund                                   Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     Prudential Investment Management Services                  X                 49.20%
Fund                                   FBO Mutual Fund Clients
                                       100 Mulberry Street
                                       Three Gate Center Drive
                                       Newark, NJ 07102-4056
-----------------------------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth     T. Rowe Price Retirement Plan Services Inc.                X                 6.64%
Fund                                   FBO Intermountain Healthcare
                                       4515 Painters Mill Road
                                       Owings Mills, MD  21117-4903
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value     Charles Schwab & Co. Inc.                                  X                 82.28%
Fund                                   Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value     High Point Regional Health                                 X                 5.15%
Fund                                   P.O. Box HP5
                                       High Pont, NC  27261
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Large Cap Value     Raymond James Associates Inc.                              X                 6.33%
Fund                                   For the Benefit of Denis Fortin
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund          Western & Southern Life Insurance Co.                      X                 69.15%
                                       400 Broadway Street
                                       Cincinnati, OH  45202-3341
-----------------------------------------------------------------------------------------------------------------------------------
JSAM Institutional Value Fund          Charles Schwab & Co. Inc.                                  X                 26.43%
                                       Reinvest Account
                                       Attn: Mutual Funds
                                       101 Montgomery Street
                                       San Francisco, CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
Mazama Institutional Growth Fund       US Bank                                                    X                 8.19%
                                       P.O. Box 1787
                                       Milwaukee, WI 53201
-----------------------------------------------------------------------------------------------------------------------------------
Mazama Institutional Growth Fund       Western & Southern Financial Group                         X                 82.30%
                                       400 Broadway Street
                                       Cincinnati, OH  45202-3341
-----------------------------------------------------------------------------------------------------------------------------------

As of April 3, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and each Fund.

FINANCIAL STATEMENTS


The Trust's financial statements (excluding the Mazama Institutional Growth
Fund) for the fiscal year ended December 31, 2007 are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by writing Touchstone Institutional Funds Trust at P.O. Box 5354, Cincinnati, OH 45201-5354. You may also obtain the Annual Report, as well as other information about the Trust from the EDGAR Database on the SEC's website at www.sec.gov.

APPENDIX A

                          SANDS CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES
                       Implementation Date: November 2006
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment advisor to adopt and implement written policies and procedures, reasonably designed to ensure that the advisor votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the advisor to provide a concise summary of the advisor's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the advisor disclose to clients how they may obtain information on how the advisor voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Fund Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.


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

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Advisor's clients, including developing, authorizing, implementing and updating the Advisor's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Advisor. The Proxy Committee typically reviews reports on the Advisor's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Advisor's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an advisor's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the fund security;

            o     The exchange ticker symbol of the fund security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the fund security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.


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

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o Conflict: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o Conflict: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o Conflict: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Advisor's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Advisor may vote the proxy in accordance with the recommendation of the analyst.


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

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Advisor may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Advisor will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.


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

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.


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

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a fund company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.


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

D. SIZE OF THE BOARD

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

A. POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


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

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      1. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS


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

            We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

            We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                      V. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              VI. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                    VII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.


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

                          VIII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    IX. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. CHANGING CORPORATE NAME

We generally vote FOR changing the corporate name.

                       X. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a Fund company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and


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

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.



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

                             JS ASSET MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES

The procedures for receipt and voting of proxies by JS Asset Management LLC are as follows:

1. The client notifies their custodian bank to forward all proxies for their account with JS Asset Management to the following address:

                           Institutional Shareholder Services, Inc.
                           VAS / 2729 / JS ASSET MANAGEMENT
                           2099 Gaither Road, Suite 501
                           Rockville, MD  20850-4045

2. JS Asset Management tracks the client portfolio(s) to ensure current listing of all securities held.

3. JS Asset Management tracks the shareholder meeting dates to ensure that all proxies are voted in a timely manner. Any discrepancies with the custodian bank over number of shares entitled to vote as of the record date are reconciled. Institutional Shareholder Services, Inc. contacts the appropriate custodian or proxy distribution agent if no share positions are reported via ADP or if no proxy cards are received.

4. JS Asset Management reviews the Institutional Shareholder Services (ISS) analyses of the proxy issues thoroughly and then communicates its voting position to Institutional Shareholder Services (ISS) electronically. ISS then executes the votes.

5. If a material conflict is present, JS Asset Management will follow the recommendation of ISS and will vote those shares accordingly.

6. JS Asset Management records and cross references all proxies to ensure they are received and voted.


7. At the client's request, JS Asset Management provides a report summarizing securities voted and the positions taken.


8. Copies of proxy statements are available from the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system.

9. JS Asset Management's Proxy Policy is reviewed annually by the firm's Proxy Committee. The members of this committee are CIO John Schneider, CCO Jerry Scarpati and Proxy Administrator Brian McCafferty.


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

SUMMARY:

The Proxy Policy contains guidelines for reviewing all proxy proposals in a way that is consistent and that facilitates voting solely in the interests of plan participants and beneficiaries, and for the exclusive purpose of providing economic benefits to them. These guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case.

In general, JS Asset Management votes "FOR" those proposals that more closely link the fortunes of employees and management to the performance of the corporation's stock and/or aid in accountability to shareholders (plan participants and beneficiaries). Proxy proposals that serve to entrench management or reduce management's accountability to shareholders are typically voted "AGAINST."


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

                         MAZAMA CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES


POLICY

Mazama Capital Management, Inc. ("Mazama"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      GUIDING PRINCIPLES

      Proxy voting procedures must adhere to the following broad principles:

      1. Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

      2. Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

      3.    Fiduciaries should keep records of proxy voting.

      PROXY ADMINISTRATION

      The Chief Compliance Officer ("CCO") has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The CCO is also responsible for determining our firm's positions on all major corporate issues, creates guidelines and oversees the voting process.

      Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.



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


      Mazama has retained Glass Lewis ("GL"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. GL provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.

      VOTING POLICIES

      All proxy materials received on behalf of clients are forwarded to Glass Lewis (GL).

      1. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.

      2. Proxy ballots for securities no longer held in client accounts will not be voted.

      Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:

      1.    Elect directors

      2.    Appoint auditors

      3.    Eliminate preemptive rights

      4.    Increase authorized shares issued

      With regard to non-routine issues, Mazama considers many things including, but not limited to:

      1.    Management's recommendation;

      2.    The recommendation of GL; and

      3.    Mazama's assessment as to what is best for shareholders

      With regard to issues which are often included in proxies, Mazama believes as follows:

      EXECUTIVE COMPENSATION

      Mazama's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.

      ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

      Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.



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


      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

      Mazama generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.

PROCEDURE

Mazama has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      1. All employees will forward any proxy materials received on behalf of clients to the CCO;

      2. The CCO will determine which client accounts hold the security to which the proxy relates;

      3. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

      DISCLOSURE

      1.    Mazama will provide conspicuously displayed information in its ADV
            Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.

      2. The Chief Compliance Officer ("CCO") will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or the CCO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      1. All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

      2. In response to any request the CCO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client's proxy with respect to each proposal about which client inquired.

      CONFLICTS OF INTEREST

      1. Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

      2. If a material conflict of interest exists, CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.



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      3.    Mazama will maintain a record of the voting resolution of any conflict of interest.

      RECORDKEEPING

      The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      1.    These policies and procedures and any amendments;

      2.    A record of each vote that Mazama casts;

      3. Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision;

      4. A copy of each written request from a client for information on how Mazama voted such client's proxies, and a copy of any written response.



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